SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 20, 1998




                         DIME COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                      0-27782                   11-3297463
     (State or other               (Commission File            (IRS Employer
     jurisdiction of                   Number)               Identification No.)
      incorporation)



                 209 HAVEMEYER STREET, BROOKLYN, NEW YORK 11211
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (718) 782-6200




                                      NONE
          (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 4, 6, 8 & 9.                NOT APPLICABLE

ITEM 5.           OTHER EVENTS.

         On October 20, 1998, Dime Community Bancshares, Inc. issued a press release setting forth limited financial information for the three months ended September 30, 1998. This press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                          DESCRIPTION
    -----------                          -----------
         99                 Press Release issued October 20, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIME COMMUNITY BANCSHARES, INC.


                                       By: /s/ Michael P. Devine
                                           -------------------------------------
                                           Michael P. Devine
                                           President and Chief Operating Officer

Dated: October 21, 1998



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



                                  EXHIBIT INDEX



          EXHIBIT                      DESCRIPTION
          -------                      -----------
             99             Press Release issued October 20, 1998











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